                                                                  EXHIBIT 1(w)

                               THE ARCH FUND, INC.

                             ARTICLES SUPPLEMENTARY

         THE ARCH FUND, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The total number of shares of capital stock which the Corporation was heretofore authorized to issue was Twenty Billion
(20,000,000,000) shares (of the par value of One Mill ($.001) each) and of the aggregate par value of Twenty Million Dollars ($20,000,000) of Common Stock classified as follows:

                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Class A                                 550,000,000
            Class A-Special Series 1              1,800,000,000
            Class A-Special Series 2                300,000,000
            Class A-Special Series 3                 50,000,000
            Class A-Special Series 4              2,000,000,000
            Class B                                 100,000,000
            Class B-Special Series 1              1,000,000,000
            Class B-Special Series 2                300,000,000
            Class B-Special Series 3              2,000,000,000
            Class C                                   5,000,000
            Class C-Special Series 1                 50,000,000
            Class C-Special Series 2                 20,000,000
            Class C-Special Series 3                 50,000,000
            Class D                                   5,000,000
            Class D-Special Series 1                 50,000,000
            Class D-Special Series 2                 20,000,000
            Class D-Special Series 3                 50,000,000
            Class E                                   5,000,000
            Class E-Special Series 1                 15,000,000
            Class E-Special Series 2                 20,000,000
            Class E-Special Series 3                 50,000,000
            Class F                                   5,000,000
            Class F-Special Series 1                 35,000,000
            Class F-Special Series 2                 20,000,000
            Class F-Special Series 3                 50,000,000
            Class G                                   5,000,000

                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Class G-Special Series 1                 15,000,000
            Class G-Special Series 2                 20,000,000
            Class G-Special Series 3                 50,000,000
            Class H                                  10,000,000
            Class H-Special Series 1                 10,000,000
            Class H-Special Series 2                 10,000,000
            Class H-Special Series 3                 50,000,000
            Class I                                  25,000,000
            Class I-Special Series 1                 25,000,000
            Class J                                  50,000,000
            Class J-Special Series 1                300,000,000
            Class J-Special Series 2              2,000,000,000
            Class K                                  25,000,000
            Class K-Special Series 1                 25,000,000
            Class K-Special Series 2                 10,000,000
            Class L                                  25,000,000
            Class L-Special Series 1                 25,000,000
            Class L-Special Series 2                 10,000,000
            Class M                                  25,000,000
            Class M-Special Series 1                 50,000,000
            Class M-Special Series 2                 25,000,000
            Class M-Special Series 3                 25,000,000
            Class N                                  25,000,000
            Class N-Special Series 1                 50,000,000
            Class N-Special Series 2                 25,000,000
            Class O                                  25,000,000
            Class O-Special Series 1                 50,000,000
            Class O-Special Series 2                 25,000,000
            Class P                                  25,000,000
            Class P-Special Series 1                 50,000,000
            Class P-Special Series 2                 25,000,000
            Class Q                                  25,000,000
            Class Q-Special Series 1                 50,000,000
            Class Q-Special Series 2                 25,000,000
            Class R                                  25,000,000
            Class R-Special Series 1                 50,000,000
            Class R-Special Series 2                 25,000,000
            Class S                                  25,000,000
            Class S-Special Series 1                 50,000,000
            Class S-Special Series 2                 25,000,000
            Class S-Special Series 3                 25,000,000


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
                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Unclassified                          8,010,000,000
                                                 --------------
            TOTAL                                20,000,000,000

         SECOND: Pursuant to Article VI of the Corporation's Articles of Incorporation (the "Charter"), the Board of Directors of the Corporation has classified Two Billion (2,000,000,000) authorized and unissued shares of previously unclassified Common Stock as follows:

                                                 Number of Shares
            Classification                          Classified
            --------------                          ----------
            Class T                               2,000,000,000

pursuant to resolutions unanimously adopted by the Board of Directors of the Corporation on October 20, 1998:

         THIRD: Pursuant to Article VI, Section (5) of the Charter, the shares of Common Stock newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption that are set forth in the Charter with respect to its shares of capital stock.

         FOURTH: The total number of shares of capital stock which the Corporation is presently authorized to issue is Twenty Billion (20,000,000,000) shares (of the par value of One Mill ($.001) each) of Common Stock classified as follows:

                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Class A                                 550,000,000
            Class A-Special Series 1              1,800,000,000
            Class A-Special Series 2                300,000,000
            Class A-Special Series 3                 50,000,000
            Class A-Special Series 4              2,000,000,000
            Class B                                 100,000,000
            Class B-Special Series 1              1,000,000,000
            Class B-Special Series 2                300,000,000
            Class B-Special Series 3              2,000,000,000
            Class C                                   5,000,000
            Class C-Special Series 1                 50,000,000

                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Class C-Special Series 2                 20,000,000
            Class C-Special Series 3                 50,000,000
            Class D                                   5,000,000
            Class D-Special Series 1                 50,000,000
            Class D-Special Series 2                 20,000,000
            Class D-Special Series 3                 50,000,000
            Class E                                   5,000,000
            Class E-Special Series 1                 15,000,000
            Class E-Special Series 2                 20,000,000
            Class E-Special Series 3                 50,000,000
            Class F                                   5,000,000
            Class F-Special Series 1                 35,000,000
            Class F-Special Series 2                 20,000,000
            Class F-Special Series 3                 50,000,000
            Class G                                   5,000,000
            Class G-Special Series 1                 15,000,000
            Class G-Special Series 2                 20,000,000
            Class G-Special Series 3                 50,000,000
            Class H                                  10,000,000
            Class H-Special Series 1                 10,000,000
            Class H-Special Series 2                 10,000,000
            Class H-Special Series 3                 50,000,000
            Class I                                  25,000,000
            Class I-Special Series 1                 25,000,000
            Class J                                  50,000,000
            Class J-Special Series 1                300,000,000
            Class J-Special Series 2              2,000,000,000
            Class K                                  25,000,000
            Class K-Special Series 1                 25,000,000
            Class K-Special Series 2                 10,000,000
            Class L                                  25,000,000
            Class L-Special Series 1                 25,000,000
            Class L-Special Series 2                 10,000,000
            Class M                                  25,000,000
            Class M-Special Series 1                 50,000,000
            Class M-Special Series 2                 25,000,000
            Class M-Special Series 3                 25,000,000
            Class N                                  25,000,000
            Class N-Special Series 1                 50,000,000
            Class N-Special Series 2                 25,000,000
            Class O                                  25,000,000

                                                 Number of Shares
            Classification                          Authorized
            --------------                          ----------
            Class O-Special Series 1                 50,000,000
            Class O-Special Series 2                 25,000,000
            Class P                                  25,000,000
            Class P-Special Series 1                 50,000,000
            Class P-Special Series 2                 25,000,000
            Class Q                                  25,000,000
            Class Q-Special Series 1                 50,000,000
            Class Q-Special Series 2                 25,000,000
            Class R                                  25,000,000
            Class R-Special Series 1                 50,000,000
            Class R-Special Series 2                 25,000,000
            Class S                                  25,000,000
            Class S-Special Series 1                 50,000,000
            Class S-Special Series 2                 25,000,000
            Class S-Special Series 3                 25,000,000
            Class T                               2,000,000,000
            Unclassified                          6,010,000,000
                                                 --------------
            TOTAL                                20,000,000,000

The aggregate par value of all shares having par value is Twenty Million Dollars ($20,000,000).

         FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.


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         IN WITNESS WHEREOF, The ARCH Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested to by its Secretary as of September 17, 1998.



                                    THE ARCH FUND, INC.



Attest:
                                    By: /s/ Jerry V. Woodham
                                       --------------------------------
                                       Jerry V. Woodham, President


/s/ W. Bruce Mcconnel, III
----------------------------------
W. Bruce McConnel, III
Secretary


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                                   CERTIFICATE


         THE UNDERSIGNED, Chairman of the Board and President of THE ARCH FUND, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.


                                    /s/ Jerry V. Woodham
                                    ----------------------------------
                                    Jerry V. Woodham, President


Dated: